UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2025

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, Michigan (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On October 2, 2025, Agree Realty Corporation (the “Company”) announced its weighted-average number of common shares outstanding for the three and nine months ended September 30, 2025. The following table computes the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months Ended	Nine Months Ended
	September 30, 2025	September 30, 2025
Weighted average number of common shares outstanding	111,531,032	109,637,451
Less: Unvested restricted shares	(253,716)	(253,716)
Weighted average number of common shares outstanding used in basic earnings per share	111,277,316	109,383,735

Weighted average number of common shares outstanding used in basic earnings per share	111,277,316	109,383,735
Effect of dilutive securities:
Share-based compensation	212,944	217,065
ATM Forward Equity Offerings	19,953	197,635
October 2024 Forward Equity Offering	1,402	75,416
April 2025 Forward Equity Offering	—	1,485
Weighted average number of common shares outstanding used in diluted earnings per share	111,511,615	109,875,336

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted average number of common shares and OP Units outstanding used in diluted earnings per share	111,859,234	110,222,955

To account for the potential dilution resulting from the forward equity offerings on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impact of the offerings on the Company’s weighted-average diluted shares for the three months ended September 30, 2025 was 21,355 weighted-average incremental shares. The impact of the offerings on the Company’s weighted-average diluted shares for the nine months ended September 30, 2025 was 274,536 weighted-average incremental shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: October 2, 2025	By:	/s/ Peter Coughenour
Name: Peter Coughenour
Title: Chief Financial Officer and Secretary